                                                               EXHIBIT 23.12


                                  CONSENT


     I hereby consent to being named as a person chosen to become a director of CFX Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 26, 1996.


                                       /s/ P. Kevin Condron
                                       ------------------------------------
                                           P. Kevin Condron